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                                                           Exhibit 10(a)


                         AMENDMENT TO CREDIT AGREEMENT


      AMENDMENT TO CREDIT AGREEMENT dated as of May 2nd, 1994, among Parker Drilling Company, a Delaware corporation (the "Borrower"), Morgan Guaranty Trust Company of New York ("Morgan") and International Nederlanden (U.S.) Capital Corporation ("INCC"), as assignor of the interest of Internationale Nederlanden Bank, N.V. ("ING") (individually referred to herein as a "Bank" and collectively referred to as "Banks").


                                  WITNESSETH:
                                  -----------

      WHEREAS, the Borrower and the Banks are parties to the Credit Agreement dated as of September 24, 1992, (as heretofore amended by amendment dated as of December 12, 1993, the "Agreement"); and

      WHEREAS, ING assigned to INCC all of ING's rights, interests and obligations under the Agreement pursuant to a certain Assignment and Assumption dated September 8, 1993; and

      WHEREAS, the Borrower has requested INCC, and INCC has agreed, to extend the Loan Commitment Period with regard to INCC's Loan Commitment by amending the Termination Date to March 1, 1996, and the Borrower has requested the Banks, and the Banks have agreed, to amend certain covenants; and

      WHEREAS, the parties hereto have agreed to such Amendment subject to the terms contained herein;

      NOW, THEREFORE, in consideration of the premises and the mutual agreement herein contained, the Borrower and the Banks agree as follows:

      1. AMENDMENT TO DEFINITION OF ING AND BANKS. All references to "ING" in the Agreement are amended to read "INCC" and the definition of "INCC" is added as follows:

      "INCC" means International Nederlanden (U.S.) Capital Corporation and any successors thereto or assignees thereof.

The definition of "Banks" is amended to read as follows:

      "shall mean Morgan and INCC and any successors thereto or assignees thereof; provided, however, that from and after the later of September 1, 1994, or the date on which all amounts owing to Morgan shall have been paid in full, "Banks" and "Bank" shall be deemed to refer solely to INCC;"

      2. AMENDMENT TO BASE RATE AND EURODOLLAR RATE. The definition of "Base Rate" is hereby amended by deleting the phrase, "provided that if ING shall cease to announce a prime commercial lending rate, then 'Base Rate' shall mean," and inserting in lieu thereof, provided that with respect to INCC 'Base Rate' shall mean". The definition of "Eurodollar Base Rate" is hereby

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amended by deleting the phrase, "provided that if ING shall cease to make such offers, 'Eurodollar Base Rate' shall mean, "and inserting in place thereof, "provided that with respect to INCC 'Eurodollar Base Rate' shall mean".

      3. AMENDMENT OF TERMINATION DATE. The definition of Termination Date shall be amended to read as follows:

      "Termination Date" shall mean with regard to the Loan Commitment of INCC the date of March 1, 1996, but shall mean September 1, 1994, with regard to the Loan Commitment of Morgan;"

      4. NOTE OF INCC. Company shall execute and deliver to INCC a Note dated as of the date of this Amendment otherwise in the form of Exhibit A to the Agreement, with appropriate insertions as to date and principal amount, payable to the order of INCC, which Note shall be stated to mature on the Termination Date with respect to the Loan Commitment of INCC. Such Note shall represent the obligation of the Company to pay INCC the aggregate principal amount of all Loans made by INCC. All references in the Agreement to "Note" shall refer to such Note. The Company's obligation to execute and deliver said Note shall be contingent upon receipt by Company of any and all notes in favor of ING by the Company duly stamped "Canceled".

      5. AMENDMENT TO ARTICLE 2. Article 2 is hereby amended by adding the following additional Subsection 2.19:

      "2.19 TERMINATION DATE OF MORGAN. Notwithstanding the provisions of Subsection 2.17 and 2.18, on the Termination Date with respect to the Loan Commitment of Morgan, provided no Default or event of Default shall have occurred which is continuing, the Company shall pay to Morgan the outstanding principal of and interest on the Loans made by Morgan to the Company under this Agreement. From and after such payment of the outstanding principal of and interest on the Loans made by Morgan to the Company, the provisions of Subsection 2.17 and 2.18 shall no longer apply and other than as provided in the next sentence, all references to "Bank" or "Banks" in the Agreement shall refer only to INCC. The provisions of Subsection 8.5 of the Agreement shall continue to inure to the benefit of Morgan from and after the Termination Date with respect to the Loan Commitment of Morgan with respect to any liabilities, losses, damages, costs and expenses arising or relating circumstances occurring, prior to the Termination Date with respect to the Loan Commitment of Morgan."

      6. AMENDMENT TO SUBSECTION 6.8. Subsection 6.8 is hereby amended by deleting subpart (i) and inserting in lieu thereof:

      "(i) cash expenditures not exceeding, in the aggregate for the Company and the Restricted Subsidiaries, $50,000,000 for the fiscal year ending August 31, 1994, and $30,000,000 for any fiscal year thereafter on a non cumulative basis."

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      7.  AMENDMENT TO SUBSECTION 6.12.  Subsection 6.12 is hereby amended to read as follows:

"Minimum Consolidated Operating Cash Flow. As of the end of each fiscal quarter of the Company, the Company and Restricted Subsidiaries shall not permit Consolidated Operating Cash Flow for the period of four consecutive fiscal quarters ending on the date of determination thereof to be less than $500,000; provided, however, if on the date of determination the Company has any outstanding Indebtedness to the Bank pursuant to this Agreement or other additional senior indebtedness allowable under this Agreement (specifically excluding purchase money indebtedness), the Company shall not permit the average quarterly Consolidated Operating Cash Flow for the previous four consecutive fiscal quarters ending on the date of determination thereof to be less than an amount equal to one-seventh (1/7) of the average outstanding Adjusted Indebtedness of the Company during the fiscal quarter ending on the date of determination thereof. (For the purposes of this Agreement, Adjusted Indebtedness shall be calculated as the sum of the following: (i) indebtedness to the Bank pursuant to this Agreement, as amended, and (ii) other additional senior indebtedness excluding purchase money and undrawn letters of credit. For the purposes of this subsection 6.12, Consolidated Operating Cash Flow for any period shall mean the sum of (i) consolidated Net Income of the Company and the Restricted Subsidiaries for such period and (ii) any non-cash charges, including, but not limited to, deductions for depreciation expense and amortization of intangible assets, for such period.)"

      8. EFFECTIVENESS. This Amendment shall be effective as of the date first written above when all of the following shall have occurred:

      (a) "This amendment shall have been executed and delivered by the Company and the Bank;

      (b) The Bank shall have received a legal opinion of legal counsel to the Company, in form and substance satisfactory to the Bank; and

      (c) The Bank shall have received, in form and substance satisfactory to the Bank, a certificate dated as of the date of this Amendment signed by a duly authorized officer of the Company certifying as true and correct the Articles of Incorporation and Bylaws of the Company previously delivered to the Bank (or such amendments thereof as shall accompany such certificate) and Resolutions of the Board of Directors of the Company approving the execution, delivery and performance of this Amendment.

      9. REPRESENTATIONS AND WARRANTIES. The Company, without limiting the representations and warranties provided in the Agreement, hereby represents
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and warrants, with respect to and as they shall apply to this Amendment, that the representations and warranties contained in the Agreement are true and correct as of the effective date of this Amendment and after giving effect to the transactions contemplated hereby. Any factual information heretofore or contemporaneously furnished by or on behalf of the Company and relied upon by the Bank for the purposes of or in connection with this Amendment does not contain any untrue statement of material fact or omit to state any material fact necessary to make the statements contained herein or in said information not misleading.

      10. EXPENSES. The Company agrees to pay on demand all reasonable costs and expenses necessarily incurred in connection with the preparation, negotiation, execution and delivery of this Amendment, including reasonable fees and expenses of counsel for the Bank.

      11. DEFINITIONS. The terms defined in the Agreement shall have their defined meanings when used herein.

      12. EFFECT OF AGREEMENT. Except as amended and modified by this Amendment, the Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

      13. MULTIPLE COUNTERPARTS. This Amendment may be executed in separate counterparts by the Company and the Banks, all of which taken together shall constitute one and the same Agreement.

      14. GOVERNING LAW. This Amendment shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

      IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first written above.

                                          PARKER DRILLING COMPANY

                                          By: /s/I. E. Hendrix
                                              --------------------------
                                          Its:  Vice President and Treasurer



                                          MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK

                                          By: /s/Bill Jenks
                                              --------------------------
                                          Its:  Vice President



                                          INTERNATIONAL NEDERLANDEN
                                          (U.S.) CAPITAL CORPORATION

                                          By: /s/John T. Catchpole
                                              --------------------------
                                          Its:  Vice President

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                             CONSENT AND AGREEMENT
                             ---------------------

      Each of the undersigned Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby ratifies and confirms the guaranty dated as of September 24, 1992, made by it for the benefit of the Bank, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.


Anachoreta, Inc.                         Mining Investments and Services
                                          Establishment

By: /s/Thomas L. Wingerter                By: /s/Ronnie McKenzie
    ---------------------------               ---------------------------
    Title:  Vice President                    Title:  Director


Canadian Rig Leasing, Inc.                OIME Export Corporation

By: /s/Jack Williams                      By: /s/I. E. Hendrix
    ---------------------------               ---------------------------
    Title:  President                         Title:  Treasurer


Choctaw International Rig Corp.           OIME, Inc.

By: /s/Thomas L. Wingerter                By: /s/William Pritchard
    ---------------------------               ---------------------------
    Title:  Vice President                    Title:  Vice President


Creek International Rig Corp.             OIME International Division, Inc.

By: /s/Thomas L. Wingerter                By: /s/I. E. Hendrix
    ---------------------------               ---------------------------
    Title:  Vice President                    Title:  Treasurer


DGH, Inc.                                 OIME International, Inc.

By: /s/William Pritchard                  By: /s/I. E. Hendrix
    ---------------------------               ---------------------------
    Title:  Vice President                    Title:  Treasurer


Equipment Leasing Establishment           Parco, Inc.

By: /s/Ronnie McKenzie                    By: /s/Thomas L. Wingerter
    ---------------------------               ---------------------------
    Title:  Director                          Title:  Vice President


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Parco Mast & Substructures, Inc.          Parker Drilling Company of
                                          Kuwait, Ltd.

By: /s/I. E. Hendrix                      By: /s/Ronnie McKenzie
    ---------------------------               ---------------------------
    Title:  Treasurer                         Title:  President


Pardril, Inc.                             Parker Drilling Company of New
                                          Guinea, Inc.

By: /s/William Pritchard                  By: /s/Ronnie McKenzie
    ---------------------------               ---------------------------
    Title:  Vice President                    Title:  President


Parker Aviation Inc.                      Parker Drilling Company of New
                                          Zealand, Ltd.

By: /s/I. E. Hendrix                      By: /s/Ronnie McKenzie
    ---------------------------               ---------------------------
    Title:  Treasurer                         Title:  Director


Parker Drilling Company                   Parker Drilling Company of
International Limited                     Oklahoma, Incorporated

By: /s/Ronnie McKenzie                    By: /s/I. E. Hendrix
    ---------------------------               ---------------------------
    Title:  President                         Title:  Treasurer


Parker Drilling Company of                Parker Drilling Company of
Bolivia, Inc.                             Singapore, Ltd.

By: /s/Ronnie McKenzie                    By: /s/Ronnie McKenzie
    ---------------------------               ---------------------------
    Title:  President                         Title:  President


Parker Drilling Company of
Eastern Hemisphere, Ltd.

By: /s/Ronnie McKenzie
    ---------------------------
    Title:  President

Parker Drilling Company of
Indonesia, Inc.

By: /s/Ronnie McKenzie
    ---------------------------
    Title:  President

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Parker Drilling Company of                Vance Systems Engineering Inc.
South American, Inc.

By: /s/Ronnie McKenzie                    By: /s/I. E. Hendrix
    ---------------------------               ---------------------------
    Title:  President                         Title:  Treasurer


Parker Drilling International
of New Zealand, Ltd.

By: /s/Ronnie McKenzie
    ---------------------------
    Title:  Director


Parker Drilling U.S.A. Ltd.

By: /s/William Pritchard
    ---------------------------
    Title:  Vice President


Parker Kinetic Designs, Inc.

By: /s/Clif Drummond
    ---------------------------
    Title:  President


Parker Technology, Inc.

By: /s/Joe Brown
    ---------------------------
    Title:  President


Parker Valve Company

By: /s/William Pritchard
    ---------------------------
    Title:  Vice President


Total Coverage Services

By: /s/William Pritchard
    ---------------------------
    Title:  Vice President


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